Exhibit 10.3

Loan No.: 1010219

ADDITIONAL LENDER SUPPLEMENT

THIS ADDITIONAL LENDER SUPPLEMENT (this “Supplement”), is made as of March 20, 2014, by and between the undersigned Additional Lenders (as defined in the Loan Agreement (as hereinafter defined)) under that certain Term Loan Agreement dated as of August 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and between RLJ LODGING TRUST, L.P., a limited partnership formed under the laws of the State of Delaware, RLJ LODGING TRUST, a Maryland real estate investment trust, the Lenders party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. Capitalized terms used herein and not defined herein have the meanings provided therefor in the Loan Agreement.

W I T N E S S E T H

WHEREAS, Section 2.16(a).of the Loan Agreement provides that the Borrower has the right to increase the aggregate amount of the Commitments under the Loan Agreement subject to the certain conditions contained therein, and Borrower has requested that the aggregate amount of the Commitments be increased to $400,000,000; and

WHEREAS, each of the financial institutions listed below (each, an “Increasing Lender”) is an existing Lender currently party to the Loan Agreement and has agreed, subject to the terms and conditions of this Supplement, to increase its Commitment by the amount, and make an Additional Loan Advance in the amount (as applicable to each Increasing Lender, the “Increased Commitment Amount”), set forth below:

Increasing Lender	Increased Commitment Amount

Wells Fargo Bank, National Association	$25,000,000

PNC Bank, National Association	$25,000,000

WHEREAS, to implement the foregoing increased Commitments, the parties hereto hereby agree to execute and deliver this Supplement to the Loan Agreement in accordance with Section 2.16. of the Loan Agreement;

NOW, THEREFORE, the parties hereto hereby agrees as follows:

1.                                      Increased Lenders.  Effective on the effective date of this Supplement pursuant to Section 2 below, each of the undersigned Increasing Lenders hereby agrees to increase its Commitment by the amount of its applicable Increased Commitment Amount.

2.                                      Effective Date. This Supplement shall become effective upon (a) the satisfaction of the conditions precedent specified in Section 2.16. of the Loan Agreement and (b) receipt by each of the undersigned Increasing Lenders of such fees as are due and owing to it in connection with its increased Commitment.

3.                                      Acceptance of Increased Term Loan Commitments. Effective as of the date provided in Section 2 above (a) Borrower hereby agrees to and accepts the increased Commitments provided for herein, and Parent Guarantor and Administrative Agent hereby consent thereto and (b) the parties hereto acknowledge and agree that the Commitments of the Lenders are as set forth in Schedule I hereto, which replaces Schedule I to the Loan Agreement.

4.                                      Additional Loan Advances. Notwithstanding anything to the contrary contained in the Loan Agreement, the parties hereto agree that Borrower shall have the right to request and has requested that the Additional Loan Advances provided for in this Supplement be disbursed on March 20, 2014 (the “Borrowing Date”).  Subject to Section 2 above, each Increasing Lender severally and not jointly agrees to make its portion of the Additional Loan Advances provided for in this Supplement to the Borrower on the Borrowing Date, in a principal amount equal to such Increasing Lender’s Increased Commitment Amount, in accordance with Section 2.16(c) of the Loan Agreement.

5.                                      Loan Document. This Supplement shall constitute a Loan Document.

6.                                      Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed, and to be fully performed, in such State.

7.                                      Counterparts. To facilitate execution, this Supplement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Wells Fargo Bank, National Association,
as an Increasing Lender

By:	/s/ Mark F. Monahan
Name: Mark F. Monahan
Title: Senior Vice President

[2013 Term Loan Agreement - Additional Lender Supplement]

PNC BANK, NATIONAL ASSOCIATION, as an
Increasing Lender

By:	/s/ Katie Chowdhry
Name: Katie Chowdhry
Title: Assistant Vice President

 [Signatures Continued on Next Page]

[2013 Term Loan Agreement - Additional Lender Supplement]

Accepted and agreed to as of the date first written above:

BORROWER:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:	RLJ Lodging Trust,
a Maryland real estate investment trust,
its sole general partner

By:	/s/ Thomas J. Baltimore, Jr.
Name: Thomas J. Baltimore, Jr.
Title: President and Chief Executive Officer

PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

By:	/s/ Thomas J. Baltimore, Jr.
Name: Thomas J. Baltimore, Jr.
Title: President and Chief Executive Officer

[2013 Term Loan Agreement - Additional Lender Supplement]

Accepted and agreed to as of the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Mark F. Monahan
Name: Mark F. Monahan
Title: Senior Vice President

[2013 Term Loan Agreement - Additional Lender Supplement]

SCHEDULE I

LENDERS AND COMMITMENTS

Lenders	Commitment

Wells Fargo Bank, National Association	$65,000,000

PNC Bank, National Association	$65,000,000

Bank of America N.A.	$35,000,000

Barclays Bank PLC	$35,000,000

Compass Bank, an Alabama banking corporation	$35,000,000

U.S. Bank National Association	$35,000,000

Deutsche Bank AG New York Branch	$25,000,000

Key Bank National Association	$25,000,000

Regions Bank	$15,000,000

Royal Bank of Canada	$15,000,000

Sumitomo Mitsui Banking Corporation	$15,000,000

TD Bank, N.A.	$15,000,000

Branch Banking and Trust Company	$10,000,000

Capital One, N.A.	$10,000,000

Total Commitment:	$400,000,000